Stockholders' Equity	12 Months Ended
Dec. 31, 2019
Equity [Abstract]
Stockholders' Equity
21. Stockholders’ Equity
Preferred Stock
—The Company has 5,000,000 shares of preferred stock authorized under its Certificate of Incorporation of which 50,000 are currently issued and outstanding. These shares may be issued in one or more series having such terms as may be determined by the Company’s
Board of Directors.
Common Stock
—The Company

has
150,000,000
shares of common stock authorized. The common stock’s voting, dividend, and liquidation rights presently are subject to or qualified by the rights of the holders of any outstanding shares of preferred stock.
Holders of common stock are entitled to one vote for each share held at all stockholder meetings.
 Shares of common stock do not have redemption rights. The Company is, and may in the future become, party to agreements and instruments that restrict or prevent the payment of dividends on our capital stock.